UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report: November 9, 2015
(Date of earliest event reported)

NAUTILUS, INC.
(Exact name of registrant as specified in its charter)

Washington	001-31321	94-3002667
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
17750 SE 6th Way
Vancouver, Washington 98683
(Address of principal executive offices and zip code)
(360) 859-2900
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

NAUTILUS, INC.
FORM 8-K

Item 2.02	Results of Operations and Financial Condition

Please refer to the disclosure set forth in Item 7.01 of this Current Report on Form 8-K.

Item 7.01	Regulation FD Disclosure
On November 9, 2015, Nautilus, Inc. (the "Company") posted an investor presentation to its website at www.nautilusinc.com under the heading “Investors.” The presentation is furnished as Exhibit 99.1 to this Current Report on Form 8-K.
The presentation is intended to be made available to stockholders, analysts and investors, including those participating in meetings with the Company’s management to be held during November 2015. The presentation provides an overview of the Company’s strategy, performance and future objectives. To supplement the financial information presented in accordance with generally accepted accounting principles in the United States, or GAAP, the presentation also includes discussion of EBITDA, a financial measure that is not prepared in accordance with GAAP. The Company defines EBITDA as its income from continuing operations, adjusted to exclude interest expense (income), income tax expense (benefit) from continuing operations, and depreciation and amortization expense.

The Company uses EBITDA in evaluating its operating results and for financial and operational decision-making purposes such as budgeting and establishing operational goals. The Company believes that EBITDA helps identify underlying trends in its business that could otherwise be masked by the effect of the items that are excluded from EBITDA and enhances the overall understanding of the Company’s past performance and future prospects.

Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. Non-GAAP financial measures are not based on any standardized methodology prescribed by GAAP and are not necessarily comparable to similarly-titled measures presented by other companies.
The information in this Current Report and in the exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as otherwise expressly stated in such filing.

Item 9.01	Financial Statements and Exhibits
(d) Exhibits
The following exhibit is furnished herewith and this list is intended to constitute the exhibit index:

99.1	Nautilus, Inc. Investor Presentation – November 2015.

Signature
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NAUTILUS, INC.
(Registrant)

November 9, 2015	By:	/s/ Sidharth Nayar
Date		Sidharth Nayar
Chief Financial Officer (Principal Financial and Accounting Officer)